April 11, 2005

Women’s Equity Fund
A series of Professionally Managed Portfolios
Supplement to
Prospectus and Statement of Additional Information
Each dated December 2, 2004

Please note effective March 28, 2005, Pro-Conscience Funds, Inc. (the “Advisor”), the Investment Advisor to the Women’s Equity Fund (the “Fund”), has changed its name to FEMMX Financial. Your Fund operations will not be affected in any way.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is April 11, 2005